June 23, 2011

Securities and Exchange Commission 100 F Street, NE Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re: Eaton Vance Mutual Funds Trust (1933 Act File No. 2-90946) on behalf of
Eaton Vance Tax-Managed Value Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement dated June 13, 2011 to the Prospectus dated March 1, 2011 of the Fund. The purpose of the filing is to submit the 497(e) filing dated June 13, 2011 in XBRL for the Fund.

If you have any questions concerning the foregoing, kindly call the undersigned at (617) 672-8509.

Very truly yours, /s/Deanna R. Berry Deanna R. Berry Assistant Vice President